DEBT SUBORDINATION AGREEMENT

        This Agreement is entered into as of December 29, 1999, by Societe Industrielle de Materiaux Avances, a societe anonyme organized under the laws of the Republic of France (the "Subordinated Lender") and Special Metals Corporation, a Delaware corporation (the "Company"), for the benefit of (i) Credit Lyonnais New York Branch ("Credit Lyonnais"), (ii) the Lenders from time to time party to the Credit Lyonnais Credit Agreement described below and each party (other than the Company) to each other Senior Credit Facility described below (collectively, including Credit Lyonnais and such Lenders, the "Senior Lenders") and (iii) each other present and future holder of Senior Claims (as defined herein) from time to time outstanding.

                                    Recitals

        A. The Company and the Subordinated Lender have entered into a Subordinated Loan Agreement, dated as of December 17, 1999 (as in effect on the date hereof and from time to time amended with the prior written consent of the Required Senior Lenders, the "Subordinated Credit Agreement"), relating to subordinated unsecured revolving and term credit facilities of up to $50,000,000.

        B. The Company, the Lenders party thereto and Credit Lyonnais, as Agent, are parties to a Senior Secured Credit Agreement, dated as of October 28, 1998, as amended by First Amendment to Credit Agreement and Limited Waiver, dated as of March 31, 1999, Second Amendment to Credit Agreement, dated as of June 8, 1999, and Third Amendment to Credit Agreement and Limited Waiver, dated as of December 29, 1999 (together with the Loan Documents (as defined therein) thereunder and all other instruments and agreements at any time entered into between the Company or any Subsidiary pursuant thereto or in connection therewith, as the same may be modified, supplemented, extended, renewed, replaced or otherwise changed from time to time by agreement of the signatory parties thereto, the "Credit Lyonnais Credit Agreement").

        C. To induce the Senior Lenders to consent to the Borrower's entering into the Subordinated Credit Agreement, the Company and the Subordinated Lender have agreed to enter into this Agreement.

        Now Therefore, in consideration of the premises and in consideration of the execution and delivery of the Third Amendment to Credit Agreement and Limited Waiver, dated as of December 29, 1999, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subordinated Lender, for themselves and for each other present and future holder of any Subordinated Claim, hereby agree for the direct and legally enforceable benefit of Credit Lyonnais, each other Senior Lender and each other present and future holder of any Senior Claim as follows:

        Section 1. Definitions. As used herein, the following terms (whether in singular or plural usage) shall have the following meanings:

        "Bankruptcy Code" means Title 11 of the United States Code.

        "Bankruptcy, Insolvency or Liquidation Proceeding" means (a) any case commenced by or against the Company or any Subsidiary under any chapter of the Bankruptcy Code, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any Subsidiary, any receivership or assignment for the benefit of creditors relating to the Company or any Subsidiary or any similar case or proceeding relative to the Company or any Subsidiary or the creditors of any of them, as such, in each case whether or not voluntary, (b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any Subsidiary, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, or (c) any other proceeding of any type or nature in which Claims against the Company or any Subsidiary are determined, proven or paid.

        "Claim" is used as defined in the Bankruptcy Code, whether or not, in the context in which it appears, a case under the Bankruptcy Code is pending.

        "Company" is defined in the preamble to this Agreement.

        "Credit Lyonnais" is defined in the preamble to this Agreement.

        "Credit Lyonnais Credit Agreement" is defined in paragraph B of the Recitals.

        "Discharge of the Credit Lyonnais Financing" means that all commitments for any extension of credit or incurrence of indebtedness under the Credit Lyonnais Credit Agreement have been terminated, all letters of credit at any time issued, guaranteed or provided under the Credit Lyonnais Credit Agreement have expired or been discharged and all reimbursement obligations in respect thereof and all loans and advances made and other credit extended and indebtedness incurred under the Credit Lyonnais Credit Agreement have been paid in full in cash and all other indebtedness and obligations for principal, interest, prepayment premium, fees, taxes, expense reimbursements, indemnities and other amounts outstanding under the Credit Lyonnais Credit Agreement and all other Senior Claims at any time outstanding under or in respect of the Credit Lyonnais Credit Agreement (except indemnification obligations which are then contingent and as to which no payment is then due and no claim or demand has then been made) have been paid in full and in cash.

"holder" includes, in respect of any Claim, each person or entity which owns, is entitled to enforce, is entitled to the benefit of or otherwise holds or owns such Claim and includes all persons and entities at any time receiving any transfer of any interest in any Claim or otherwise succeeding to any interest in any Claim.

        "including" is used illustratively, and not exhaustively or by way of limitation, and means "including but not limited to."

        "Post-Petition Interest/Expense Claims" means any Claim for interest on any Senior Claim accrued or computed for or as to any period of time at any time after the commencement of any Bankruptcy, Insolvency or Liquidation Proceeding at the rate (including any applicable post-default rate) set forth in or applicable under any instrument or agreement evidencing or governing any Senior Claim or for fees, expense reimbursements, indemnification or other similar obligations accrued or determined for or as to any such period of time in accordance with the provisions of such instrument or agreement, whether or not such Claim is allowed, allowable or enforceable in such Bankruptcy, Insolvency or Liquidation Proceeding and even if such Claim is not allowed or enforced therein.

        "Required Senior Lenders" means, at any time as to any act relating to any Senior Credit Facility then in effect, such number of the holders of Senior Claims for loans and other extensions of credit or indebtedness outstanding or committed under such Senior Credit Facility as may, under the terms of the agreement governing such Senior Credit Facility, have the power to bind all such holders in respect of such act.

        "Senior Agent" means Credit Lyonnais or any successor to Credit Lyonnais as Agent under the Credit Lyonnais Credit Agreement, until Discharge of the Credit Lyonnais Financing, and thereafter means any Senior Lender acting as Agent under any Senior Credit Facility or, if there is no Agent so acting, the Required Senior Lenders under such Senior Credit Facility.

        "Senior Claim Collateral" means any and all of the property of every type and description, whether real, personal or mixed, whether tangible or intangible, and whether now owned or hereafter acquired by the Company or any Subsidiary, upon which any security interest or lien is granted as security for any Senior Claim.

        "Senior Claims" means (a) all present and future Claims against the Company or any Subsidiary on account or in respect of the principal of and interest and prepayment premium (if any) on any and all loans and letter of credit liabilities and other extensions of credit or indebtedness at any time incurred under any Senior Credit Facility, including any guaranty thereof, (b) all present and future Claims at any time arising or secured, or purported to be secured, under any instrument, conveyance or agreement delivered by the Company or any Subsidiary governing, securing or relating in any respect to any Senior Credit Facility, and (c) all present and future Claims in any manner based thereon, arising therefrom or related thereto, in each case whether now outstanding or at any time hereafter arising, and specifically includes (without limitation) all Claims for fees, taxes, expense reimbursements, indemnities and other amounts payable by the Company or any Subsidiary under the Credit Lyonnais Credit Agreement or any other such instrument, conveyance or agreement and all Post-Petition Interest/Expense Claims in any Bankruptcy, Insolvency or Liquidation Proceeding.

        "Senior Credit Facility" means (a) all loans, letter of credit liabilities and other extensions of credit and indebtedness from time to time outstanding or committed to be made available under the Credit Lyonnais Credit Agreement, whether or not in any respect subordinated to any other loans, extensions of credit or indebtedness, and (b) after Discharge of the Credit Lyonnais Financing, in each case if and to the extent the Company agrees in writing that the same shall be a Senior Credit Facility for the purposes of this Agreement, (i) all loans, letter of credit liabilities or other extensions of credit or indebtedness at any time incurred by or committed to be made available to the Company or any Subsidiary for the purpose of repaying, retiring, refinancing or replacing the Credit Lyonnais Credit Agreement and (ii) all other indebtedness at any time incurred by or committed to the Company or any Subsidiary for money borrower or credit extended or under any note or other debt security.

        "Senior Credit Facility Default" means (a) the failure to pay when due any payment on any Senior Claim or (b) any event that does or, with the giving of any notice or the lapse of any period of time (or both), would constitute a Default or an Event of Default under (and as defined in) any Senior Credit Facility.

        "Senior Lenders" is defined in the preamble to this Agreement.

        "SIMA Letter of Credit" means one or more standby letter(s) of credit issued in the aggregate face amount of $30,000,000 and delivered to the Senior Agent on or prior to the date hereof, in form and substance satisfactory to the Senior Agent and the Required Senior Lenders under the Credit Lyonnais Credit Agreement.

        "Subordinated Claims" means (a) all present and future Claims against the Company or any Subsidiary on account or in respect of the principal of and interest and prepayment premium (if any) on the Subordinated Loans and any and all other extensions of credit or indebtedness at any time incurred or arising under the Subordinated Credit Agreement, (b) any and all Claims arising under any of the Subordinated Loan Documents, and (c) any and all Claims in any manner based thereon, arising therefrom or related thereto, in each case whether now outstanding or at any time hereafter arising and whether based on contract or quasi-contract or founded in tort or arising by law or otherwise, and specifically includes (without limitation) all

Claims against the Company or any Subsidiary for fees, taxes, expense reimbursements, indemnities and other amounts, obligations or liabilities under the Subordinated Loan Documents.

        "Subordinated Credit Agreement" is defined in paragraph A of the Recitals.

        "Subordinated Lender" is defined in the preamble to this Agreement.

        "Subordinated Loan Documents" means the Subordinated Credit Agreement, the Subordinated Notes and all other instruments and agreements of every type and description at any time delivered by the Company or any Subsidiary evidencing, governing, securing, assuring, or otherwise relating to the Subordinated Credit Agreement or any other Subordinated Claim.

        "Subordinated Loan Maturity Date" means July 28, 2006.

        "Subordinated Loans" means the Subordinated Revolving Loan and the Subordinated Term Loan.

        "Subordinated Notes" means each and all of the promissory notes evidencing the loans made pursuant to the Subordinated Credit Agreement.

        "Subordinated Revolving Loan" means each and all of the Revolving Loans (as defined in the Subordinated Credit Agreement) funded under the Subordinated Credit Agreement, except any such Subordinated Revolving Loans converted into Subordinated Term Loans in accordance with the Credit Lyonnais Credit Agreement.

        "Subordinated Term Loan" means each and all of the Term Loans (as defined in the Subordinated Credit Agreement) funded under the Subordinated Credit Agreement, together with (i) all Subordinated Revolving Loans converted into Subordinated Term Loans in accordance with the Credit Lyonnais Credit Agreement, (ii) all additional advances added to the Term Loans and (iii) all interest at any time accrued on the Subordinated Loans.

        "subsidiary" means, with respect to any person or entity at any time, any corporation, limited liability company, partnership, association or other entity of which equity securities or other ownership interests representing more than 50% of the equity or profit interests or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by, or that is otherwise controlled by, the parent or one or more subsidiaries of the parent or by the parent and one or more of its subsidiaries.

        "Subsidiary" means any subsidiary of the Company.

        References in this Agreement to a "Section," when not further identified by reference to any document, are references to the Sections of this Agreement.

        Section 2. Subordination. The Company and the Subordinated Lender, on behalf of all present and future holders of Subordinated Claims, hereby covenant and agree that the Subordinated Claims are and shall be postponed, subordinated and junior in right of payment to the prior payment in full in cash of all Senior Claims, on the terms and conditions herein set forth.

        Section 3. Payment of Subordinated Claims. For as long as any holder of Senior Claims may be obligated to extend credit to the Company or any Subsidiary under any Senior Credit Facility, and thereafter until all Senior Claims have been paid in full in cash and discharged, the Company will not make or permit any Subsidiary to make, and no Subordinated Lender or other holder of Subordinated Claims will demand, accept, receive or retain, any payment or distribution of any kind or character, whether in cash, property, securities or otherwise, on account or in respect of any Subordinated Claim, except that:

                (a) Principal of the Subordinated Term Loan may be paid if (and only if) at the time of such payment no commitments to extend credit under any Senior Credit Facility are outstanding and all Senior Claims have been paid in full in cash;

                (b) Principal of the Subordinated Revolving Loan may be paid if (and only if) at the time of such payment and after giving effect thereto (i) no Senior Credit Facility Default has occurred and is continuing or would result therefrom and (ii) the aggregate amount of revolving credit loans and letters of credit obligations outstanding under the Credit Lyonnais Credit Agreement is not greater than $76,000,000; provided, nevertheless, that:

                        (1) if prior to the time of such payment any advance
                under the Subordinated Revolving Loan was funded by a payment demand under the SIMA Letter of Credit, the SIMA Letter of Credit must have been amended (by an amendment acceptable to the Senior Agent) to increase the amount available for payment under the SIMA Letter of Credit by an amount of such advances funded under the SIMA Letter of Credit;

                        (2) no such payment may be made at any time during the
                period commencing on March 31, 2001 and ending on August 31, 2001 unless the Consolidated EBITDA (as defined in the Credit Lyonnais Credit Agreement) of the Company and its consolidated Subsidiaries for the 12-month period ending on March 31, 2001 was $55,000,000 or more; and

                        (3) no such payment may be made at any time when any
                Bankruptcy, Insolvency or Liquidation Proceeding is pending.

                (c) Interest on the Subordinated Loans may be added to the principal of the Subordinated Term Loan pursuant to the terms and conditions of the Credit Lyonnais Credit Agreement and the Subordinated Credit Agreement. Interest on the Subordinated Loans may be paid only if at the time of such payment the Company is permitted to pay the principal of the Subordinated Term Loan pursuant to Section 3(a).

        Section 4. Bankruptcy, Insolvency or Liquidation Proceedings. In any Bankruptcy, Insolvency or Liquidation Proceeding:

                (a) All Senior Claims (including all Post-Petition Interest/Expense Claims) shall be paid in full in cash before any Subordinated Lender or any other holder of any Subordinated Claim shall be entitled to receive any payment or distribution of any kind or character, whether in cash, property, securities or otherwise, on account or in respect of any Subordinated Claim in such Bankruptcy, Insolvency or Liquidation Proceeding.

                (b) The holders of Senior Claims arising under or in respect of the Credit Lyonnais Credit Agreement and, after Discharge of the Credit Lyonnais Financing, each other holder of Senior Claims shall be entitled to receive each payment and distribution of any kind or character, whether in cash, property, securities or otherwise (including any such payment or distribution which may become payable or deliverable by reason of any other Claim being subordinated to any Subordinated Claim), that may become payable or deliverable on account or in respect of any Subordinated Claim, for application to the payment of Senior Claims of such holders (including all Post-Petition Interest/Expense Claims), until all holders of Senior Claims have received payment in full in cash of all Senior Claims (including all Post-Petition Interest/Expense Claims). All such payments and distributions shall be delivered by the debtor, trustee, receiver, disbursing agent or other person making such payment or distribution in such Bankruptcy, Insolvency or Liquidation Proceeding directly to the Senior Agent for the benefit of such holders of Senior Claims.

                (c) Except as otherwise agreed in writing by the Required Senior Lenders, no payment or distribution consisting of any property or securities other than cash shall be deemed applied to the payment of Senior Claims at any adjudicated or imputed value. No discharge of the liability of the debtor in such Bankruptcy, Insolvency or Liquidation Proceeding shall, as against the holders of Subordinated Claims, constitute payment of the Senior Claims or shall in any respect affect or impair the right of the holders of Senior Claims to receive each payment or distribution on account or in respect of Subordinated Claims and to apply such payment or distribution to pay the Senior Claims

        (including all Post-Petition Interest/Expense Claims accrued or incurred through the date on which cash proceeds have been received by the holders of Senior Claims in an amount sufficient to pay all Senior Claims in full), until cash proceeds have been received and applied to the payment of Senior Claims in an amount sufficient to pay, in full and in cash, all Senior Claims (including all Post-Petition Interest/Expense Claims accrued or incurred through the date on which cash proceeds in such amount are received).

                (d) No holder of Subordinated Claims shall, in such Bankruptcy, Insolvency or Liquidation Proceeding, (i) assert, or request relief predicated on the assertion that, or join with any creditor or the debtor or any trustee or representative in asserting or requesting relief predicated on the assertion that, any of the Senior Claims is not enforceable, should be equitably subordinated, is subject to avoidance on any ground or is not secured by lawfully granted, continuously perfected and nonavoidable security interests in the Senior Claim Collateral, (ii) oppose or otherwise contest, or join with any creditor or the debtor or any trustee or representative in opposing or otherwise contesting any request by any Senior Lender for relief from any automatic stay or from any other form of order or restraint for the purpose of permitting such Senior Lender or its agent to foreclose upon or otherwise enforce any or all of its security interests and liens upon any Senior Claim Collateral or (iii) seek, or join with any creditor or the debtor or any trustee or representative in seeking, substantive consolidation of the estate of the debtor with the assets, liabilities or estate of its parent company or any of its subsidiaries or any other person or entity.

                (e) Each holder of Subordinated Claims shall file, in appropriate form, all claims and proofs of claim in respect of such holder's Subordinated Claims whenever the filing of claims is required or permitted by law upon any of the Subordinated Claims. If any holder of Subordinated Claims does not file any such claim or proof of claim promptly upon the request of any Senior Lender, then the Senior Agent or the Required Senior Lenders under each Senior Credit Facility, and each of their respective agents, is hereby irrevocably authorized and empowered (but shall not be obligated), as attorney-in-fact for such holder of Subordinated Claims with full power of substitution, either to file such claim or proof thereof in the name of such holder or, at the option of such Senior Agent or the Required Senior Lenders, to assign such claim to the Senior Agent, for the benefit of the holders of Senior Claims as their interest may appear in accordance with the provisions of this Agreement, or to their nominee, and cause such claim or proof thereof to be filed.

        Section 5. Turnover. If and in each instance that, notwithstanding the provisions of Section 3 and Section 4, any holder of any Subordinated Claim receives any payment or distribution of any kind or character, whether in cash, property, securities or otherwise (including any such payment or distribution which may become payable or deliverable by reason of any other Claim being subordinated to any Subordinated Claim but excluding any payment of principal that is made on any day when payment is expressly permitted to be made as set forth in Section 3), on account or in respect of any Subordinated Claim at any time when any Senior Claim or any commitment for any extension of credit or incurrence of indebtedness under a Senior Credit Facility is outstanding, then and in each such event:

                (a) Such holder shall forthwith pay over, transfer and deliver such payment or distribution to the Senior Agent, for the benefit of the holders of Senior Claims arising under or in respect of the Credit Lyonnais Credit Agreement and, after Discharge of the Credit Lyonnais Financing, for the benefit of each other holder of Senior Claims, for application to the payment of Senior Claims, until all Senior Claims arising under or in respect of the Credit Lyonnais Credit Agreement and, after Discharge of the Credit Lyonnais Financing, all other Senior Claims (including, in each case, all Post-Petition Interest/Expense Claims) have been paid in full in cash; and

                (b) Each holder of a Subordinated Claim shall, and hereby agrees to, hold in trust for the Senior Agent, for the benefit of the holders of such Senior Claims, in the identical form received (except for any necessary endorsement to the Senior Agent) and as trustee of an express trust, all payments and distributions required to be paid over, transferred and delivered pursuant to this Section 5.

        Section 6. Subrogation. In any Bankruptcy, Insolvency or Liquidation Proceeding, subject to the prior payment in full and in cash of any and all Senior Claims (including all Post-Petition Interest/Expense Claims), the holders of Subordinated Claims shall have and may enforce any and all rights of subrogation accorded by law in respect of any payment or distribution on account of any Subordinated Claim that is applied to the payment of any Senior Claim pursuant to the provisions of this Agreement. For such purposes:

                (a) No right of subrogation shall be available to or may be enforced by any holder of any Subordinated Claim, unless and until all Senior Claims (including all Post-Petition Interest/Expense Claims) have been paid in full in cash.

                (b) No holder of any Senior Claim makes any representation or warranty, or shall otherwise have any responsibility, as to whether any such right of subrogation is accorded or available to any holder of any Subordinated Claim or is enforceable by any holder of any Subordinated Claim in any particular circumstance.

                (c) No holder of any Senior Claim shall have any duty to any holder of any Subordinated Claim to ensure, perfect, protect, enforce or maintain any right of subrogation that might otherwise be accorded or available to or enforceable by any holder of any Subordinated Claim. The subordination provided herein and the rights of the holders of Senior Claims hereunder shall remain fully enforceable on the terms set forth herein, regardless of any act, omission or circumstance (whether or not attributable to any holder of any Senior Claim and whether or not wrongful) which does or might in any manner or in any respect destroy, limit, reduce, affect or impair any right of subrogation otherwise accorded or available to or enforceable by any holder of any Subordinated Claim. Each holder of any Senior Claim shall remain utterly free to take or fail to take any and all actions in respect of any Senior Claim or any person or entity liable therefor or any collateral security therefor (including each and all of the acts, omissions and matters described in Section 11), without exonerating any holder of a Subordinated Claim, even if any right of subrogation is destroyed, limited, reduced, affected or impaired thereby.

                (d) The subordination provided herein and the rights of the holders of Senior Claims hereunder shall be fully enforceable as to all Senior Claims which are not allowed, allowable or enforceable in such Bankruptcy, Insolvency or Liquidation Proceeding (including Post-Petition Interest/Expense Claims), even if and even though no right of subrogation is available in respect of such Senior Claims.

                (e) For purposes of enforcing any right of subrogation on the terms set forth in this Section 6, no payment or distribution on account of any Subordinated Claim applied to the payment of a Senior Claim shall, as between the Company and the holder of such Subordinated Claim and to the extent of the payment or distribution so applied, discharge the liability of the Company for the payment of such Senior Claim and, to this end, the Company shall remain obligated to pay such Senior Claim in full despite any such application.

        Section 7. Restrictions as to Security for Subordinated Claims.

                (a) The Company will not grant or permit to exist, and no holder of Subordinated Claims will demand, accept, take, seize or retain, any security interest or lien upon any property now owned or hereafter acquired by the Company or any Subsidiary as security for any Subordinated Claim.

                (b) The Company will not cause, permit or suffer any Subsidiary to guarantee or otherwise become or remain liable for the payment of any Subordinated Claim or to become or remain bound by any covenant or agreement or any other form of assurance in any respect relating thereto, and no holder of Subordinated Claims will demand, accept or retain any such guarantee, liability, covenant, agreement or assurance.

        Section 8. Restrictions Relating to Senior Documents. No holder of any Subordinated Claim will accept or retain the benefit of any agreement in any respect restricting the right of the Company or any Subsidiary (i) to incur or repay or secure any Senior Claims in any amount, (ii) to enter into, amend, supplement, change, terminate, replace or refinance the Credit Lyonnais Credit Agreement or any other agreement governing or relating to any Senior Credit Facility, or (iii) to sell, transfer or otherwise dispose of any or all of the capital stock of, or partnership or limited liability company interests in, or other equity interests in, any Subsidiary or to sell, transfer or otherwise dispose of any or all of the property or assets of the Company or any Subsidiary, including dispositions by merger or consolidation, except only the sale, transfer or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole. To the extent any of the foregoing is prohibited or restricted in any manner under any provision of the Subordinated Loan Documents, such provision is hereby forever waived by each holder of Subordinated Claims.

        Section 9. Amendment of Subordinated Loan Documents. No holder of Subordinated Claims will enter into or accept any agreement to amend, supplement, terminate or otherwise change any of the Subordinated Loan Documents, except upon the prior written consent of the Required Senior Lenders.

        Section 10. Acceleration and Enforcement of Subordinated Claims. Until all commitments for any extension of credit under each outstanding Senior Credit Facility have been discharged and all outstanding Senior Claims have been paid in full in cash, no holder of Subordinated Claims will (a) demand, accelerate, bring suit to collect or otherwise exercise or enforce any right or remedy in respect of any Subordinated Claim or commence or prosecute any action or proceeding thereon, (b) commence any Bankruptcy, Insolvency or Liquidation Proceeding or join with any creditor in commencing any Bankruptcy, Insolvency or Liquidation Proceeding, or appear in any Bankruptcy, Insolvency or Liquidation Proceeding commenced by any other creditor in support of the commencement or continuation thereof, or (c) otherwise exercise or enforce any right or remedy in respect of any Subordinated Claim, including any right or remedy that otherwise might be available to it in any Bankruptcy, Insolvency or Liquidation Proceeding, unless:

                (a) the Senior Agent has received written notice thereof, stating the action to be taken and the grounds therefor, and

                (b) at least 360 days have elapsed since the date such written notice was received by the Senior Agent.

        Notwithstanding the foregoing, nothing in this Section 10 shall limit the rights of the Subordinated Lender to (i) refuse to make additional loans or advances upon commencement of a Bankruptcy, Insolvency or Liquidation Proceeding or (ii) prove and establish its Subordinated Claims in any such Bankruptcy, Insolvency or Liquidation Proceeding.

        Section 11. Subordination not Prejudiced, Affected or Impaired. No right of any present or future holder of any Senior Claim to enforce subordination as provided in this

Agreement shall at any time in any way be prejudiced, affected or impaired by any act or failure to act on the part of the Company or any Subsidiary or by any act or failure to act on the part of any holder of Senior Claims or by any breach or default by the Company or any Subsidiary in the performance or observance of any promise, covenant or obligation enforceable by any holder of Subordinated Claims, regardless of any knowledge thereof that any holder of Senior Claims may have or otherwise be charged with.

                (a) Without in any way limiting the generality of the foregoing, each holder of any Senior Claim may at any time and from time to time, without the consent of or notice to any holder of Subordinated Claims, without incurring any responsibility or liability to any holder of Subordinated Claims and without in any manner prejudicing, affecting or impairing the subordination provided herein or the obligations of the holders of Subordinated Claims under this Agreement:

                        (1) Make loans and advances to the Company or any
                Subsidiary or issue, guaranty or obtain letters of credit for account of the Company or any Subsidiary or otherwise extend credit to the Company or any Subsidiary, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

                        (2) Change the manner, place or terms of payment or
                extend the time of payment of, or renew or alter, compromise, accelerate, extend or refinance, any Senior Claim or any agreement, guaranty, lien or obligation of the Company or any Subsidiary or any other person or entity in any manner related thereto, or otherwise amend, supplement or change in any manner any Senior Claim or any such agreement, guaranty, lien or obligation;

                        (3) Increase or reduce the amount of any Senior Claim or
                the interest, premium, fees or other amounts payable in respect thereof;

                        (4) Release or discharge any Senior Claim or any
                guaranty thereof or any agreement or obligation of the Company or any Subsidiary or any other person or entity with respect thereto;

                        (5) Take or fail to take any collateral security for any
                Senior Claim or take or fail to take any action which may be necessary or appropriate to ensure that any security interest or lien upon any property securing any Senior Claim is duly enforceable or perfected or entitled to priority as against any other lien or to ensure that any proceeds of any property subject to any security interest or lien are applied to the payment of any Senior Claim;

                        (6) Release, discharge or permit the lapse of any or all
                security interests or liens upon any property at any time securing any Senior Claim;

                        (7) Exercise or enforce, in any manner, order or
                sequence, or fail to exercise or enforce, any right or remedy against the Company or any Subsidiary or any collateral security or any other person, entity or property in respect of any Senior Claim or any security interest or lien securing any Senior Claim or any right under this Agreement, and apply any payment or proceeds of collateral in any order of application; or

                        (8) Sell, exchange, release, foreclose upon or otherwise
                deal with any property that may at any time be subject to any security interest or lien securing any Senior Claim.

                (b) No exercise, delay in exercising or failure to exercise any right arising under this Agreement, no act or omission of any holder of Senior Claims in respect of the Company or any Subsidiary or any other person or entity or any collateral security for any Senior Claim or any right arising under this Agreement, no change, impairment, or suspension of any right or remedy of any holder of any Senior Claim, and no other act, failure to act, circumstance, occurrence or event which, but for this provision, would or could act as a release or exoneration of the obligations of the holders of Subordinated Claims hereunder shall in any way affect, decrease, diminish or impair any of the obligations of any holder of Subordinated Claims under this Agreement or give any holder of Subordinated Claims or any other person or entity any recourse or defense against any holder of Senior Claims in respect of any right arising under this Agreement.

        Section 12. Reinstatement. If any payment or other transfer at any time applied to the payment or satisfaction of any Senior Claim is thereafter rescinded, recovered, set aside, avoided or required to be returned, then such Senior Claim and all rights of the holder of such Senior Claim to enforce subordination as set forth herein shall be automatically and unconditionally reinstated, as fully as if such payment or transfer had never been made.

        Section 13. Transferees to be Bound.

                (a) The Company and each holder of Subordinated Claims represents, warrants and agrees that the following legend is and shall at all times remain placed conspicuously upon the face and signatures pages of each Subordinated Note and each other instrument evidencing any Subordinated Claim held by such holder:

                The indebtedness and all obligations evidenced or represented hereby, and certain other Subordinated Claims, are postponed, subordinated and junior in right of payment to Senior Claims, as defined in and on the terms set forth in a Debt Subordination Agreement dated December 29, 1999, executed and delivered for the benefit of the holders of such Senior Claims by the maker hereof, and certain Subordinated Lender signatory thereto. The provisions of said Debt Subordination Agreement are hereby incorporated herein, as if set forth at length herein.

        The Company agrees to issue any promissory note in substitution, replacement or exchange for any Subordinated Note or any such other instrument only on the terms set forth in the form of Subordinated Note attached as Exhibits A and B to the Subordinated Credit Agreement, with such legend likewise placed thereon.

                (b) Prior to making or agreeing to make any transfer of any Subordinated Note or any other instrument evidencing any Subordinated Claim or any transfer of any interest in any Subordinated Claim, the then holder thereof will (i) deliver a copy of this Agreement to the transferee, (ii) cause the transferee duly to execute and deliver its agreement to be bound by the provisions hereof, by execution of a counterpart of the signature page hereto, stating the interest transferred, and (iii) deliver such counterpart, so executed, to the Senior Agent, accompanied by, if requested by the Senior Agent, an opinion of reputable counsel stating that the execution and delivery of such counterpart is within the power of such transferee and that such counterpart was duly authorized, executed and delivered by such transferee and is enforceable against such transferee in accordance with its terms, subject to laws generally affecting the enforcement of the rights of creditors and the applicability of general equitable principles.

        Section 14. Specific Enforcement. The Company and the Subordinated Lender acknowledge and agree that an action for money damages is not an adequate remedy for enforcement of this Agreement and, accordingly, agree that each and all of the obligations arising hereunder may, at the option of the Senior Agent or the Required Senior Lenders, be enforced by an action for specific performance or other lawful specific or injunctive relief.

        Section 15. Powers and Authorities Irrevocable; No Duty. All rights, powers and authorities herein granted to any Senior Agent or Senior Lender, or to the Required Senior Lenders, are coupled with an interest and are irrevocable until Discharge of the Credit Lyonnais Financing and thereafter until all commitments for any extension of credit or incurrence of indebtedness under each outstanding Senior Credit Facility have been discharged and all outstanding Senior Claims have been paid in full in cash. Such rights, powers and authorities may be freely exercised by each Senior Agent or Senior Lender, or by the Required Senior Lenders, or not exercised by any of them, in each instance as each of them may see fit given its own individual interest as a holder of Senior Claims, without any duty of care, duty of loyalty or other duty whatsoever to any holder of Subordinated Claims.

        Section 16. Enforceability. This Agreement (a) shall be binding upon and enforceable against the Company and its successors and transferees and the Subordinated Lender and each and all of its successors and transferees, (b) may be jointly or separately enforced in any lawful manner against any one or more or all of the persons and entities bound hereby, without any requirement that other Claims or persons or entities bound hereby be joined (and no single or partial exercise or enforcement of any right hereunder shall preclude any other or further exercise or enforcement thereof), and (c) shall inure to the benefit of and be enforceable by Credit Lyonnais, each Senior Lender and each other present and future holder of any Senior Claim.

        Section 17. Subordinated Lender's Representations and Warranties. The Subordinated Lender hereby represents and warrants to each present and future holder of any Senior Claim that (a) the Recital set forth in paragraph A above is true and correct as of the date hereof, (b) it owns and is the sole holder of the indebtedness outstanding under the Subordinated Credit Agreement, (c) it has duly executed and delivered this Agreement, in compliance with all laws and regulations applicable to it and all agreements binding upon it, with full power and authority to bind itself and all holders of Subordinated Claims based upon or arising in respect of such indebtedness, (d) this Agreement is binding upon and legally enforceable against it and each such holder of Subordinated Claims, and (e) its execution and delivery of this Agreement, and the performance of its obligations hereunder and the obligations hereunder of each such holder of Subordinated Claims, does not violate or conflict with, or constitute a default under, any law, regulation, agreement or other contractual obligation binding upon or enforceable against such party.

        Section 18. Complete Agreement; Inconsistency; Modification; Waiver. This Agreement sets forth definitively and exhaustively the complete agreement of the parties with respect to the subject matter hereof. To the extent any provision hereof is inconsistent with any provision in any of the Subordinated Loan Documents, the provisions of this Agreement shall govern. No provision hereof and no right arising hereunder may be modified or waived by any oral agreement or shall be deemed to have been modified or waived by any act or failure to act or shall otherwise be affected or changed, except as and to the extent expressly set forth in a writing signed by the party to be bound thereby.

        Section 19. Notices. Each notice required or permitted under this Agreement to be given to any holder of Subordinated Claims shall be deemed sufficiently given if delivered by mail, telecopy, overnight courier, personal delivery or otherwise in any reasonable manner to the Subordinated Lender at Societe Industrielle de Materiaux Avances, 41 Rue de Villiers, 922200

Neuilly Sur Seine, Cedex, France, Attention: Francois Lefebvre, telecopy number 011-33-1-40882180.

        Section 20. Headings. The paragraph headings herein are inserted solely for convenience of reference and shall not be used to construe, interpret, define or limit the provisions hereof.

        Section 21. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the Company and the Subordinated Lender and all other holders of Subordinated Claims hereby (a) irrevocably consents to the exclusive jurisdiction of the courts of the County of New York in the State of New York or the courts of the United States for the Southern District of New York in respect of any action or proceeding arising out of or in connection with this Agreement or for the enforcement of any right hereunder, (b) waives any objection which it may have at any time to the laying of venue of any such action or proceeding in any such court, waives any claim that such action or proceeding has been brought in an inconvenient forum, and further waives the right to object that such court does not have jurisdiction over such party, and (c) agrees that process in any such action or proceeding may be served upon it, and shall be sufficiently served upon it, by mail to its address set out on the signature pages hereof, without limiting the right of any person or entity to serve process in any other manner permitted by law.

        Section 22. Waiver of Right to Trial by Jury. Each party hereto hereby waives, absolutely, unconditionally, irrevocably and forever, any right to trial by jury in any action or proceeding arising out of or in connection with this Agreement or for the enforcement of any right hereunder.

        Section 23. Continuing and Irrevocable Agreement; Acceptance. This Agreement is a continuing and irrevocable agreement enforceable against each signatory party hereto by Credit Lyonnais, each Senior Lender and each other present and future holder of any Senior Claim. Notice of acceptance hereof by Credit Lyonnais, any Senior Lender or any such holder is hereby waived, and reliance hereon by each of them is hereby unconditionally and conclusively acknowledged.

        Section 24. Counterparts. This Agreement may be executed in any number of counterparts and by the parties on one or more counterparts, all of which taken together shall constitute a single agreement. Delivery of an executed signature page to this Agreement by facsimile shall be effective as delivery of a manually signed counterpart.

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above stated.

                                            SPECIAL METALS CORPORATION



                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________


                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________

                                            Societe Industrielle de Materiaux
                                            Avances


                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________